BRIDGE BUILDER TRUST

Bridge Builder Transition Fund

Supplement dated September 8, 2021

to the Statement of Additional Information (the “SAI”)

dated October 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

A.	Effective August 30, 2021, William N. Scheffel resigned from his position as a Trustee of the Trust.

Accordingly, effective as of September 9, 2021, the SAI is hereby supplemented and revised as follows:

All references to Mr. Scheffel in the following sections of the SAI are hereby revised as appropriate to reflect that Mr. Scheffel is no longer serving as a Trustee of the Trust: (i) the table under the caption entitled “Trustees and Executive Officers;” (ii) the section under the caption entitled “TRUSTEES AND EXECUTIVE OFFICERS – Additional Information Concerning the Board of Trustees - Information about Each of the Trustee’s Qualification, Experience, Attributes or Skills;” (iii) the table under the caption entitled “TRUSTEES AND EXECUTIVE OFFICERS – Trustee Ownership of Portfolio Shares;” and (iv) the table under the caption entitled “TRUSTEES AND EXECUTIVE OFFICERS – Compensation.”

B.	The Board has appointed John M. Tesoro as the Chair of the Trust’s Audit Committee.

Accordingly, effective as of September 9, 2021, the SAI is hereby supplemented and revised as follows:

The following replaces the information regarding Mr. Scheffel in the section under the caption “TRUSTEES AND EXECUTIVE OFFICERS – Additional Information Concerning the Board of Trustees - Board Structure, Leadership”:

John M. Tesoro, an Independent Trustee, serves as Chair of the Audit Committee of the Trust. The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee meets twice a year or more frequently as circumstances dictate. The function of the Audit Committee, with respect to each series of the Trust, is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Trust, including by providing independent and objective oversight over the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm retained by the Trust (the “independent auditors”). The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management and the Board. As part of the Audit Committee, the function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The Audit Committee met twice during the fiscal period ended June 30, 2020.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE